Exhibit 99.1

News Release

	Contacts:	Carl Luna, SVP & CFO
Copano Energy, L.L.C.
713-621-9547

Jack Lascar / jlascar@drg-l.com
Anne Pearson / apearson@drg-l.com
FOR IMMEDIATE RELEASE		DRG&L / 713-529-6600

Copano Announces Pricing of Public Offering of Common Units

HOUSTON, October 19, 2012 — Copano Energy, L.L.C. (NASDAQ: CPNO) today announced that it has priced a public offering of 6,000,000 of its common units representing limited liability company interests in the company at $32.13 per common unit.  The offering is scheduled to close on October 24, 2012.  The underwriters have been granted a 30-day option to purchase up to 900,000 additional common units.

Copano intends to use the net proceeds from the offering, including the proceeds from any exercise of the underwriters’ option to purchase additional common units, to repay a portion of the outstanding indebtedness under its revolving credit facility and expects to use the increased borrowing capacity as needed for capital projects, acquisitions, hedging, working capital and general corporate purposes.

Barclays, BofA Merrill Lynch, Morgan Stanley, Wells Fargo Securities, Goldman, Sachs & Co. and RBC Capital Markets are acting as joint book-running managers for the offering.  An investor may obtain a free copy of the prospectus by visiting EDGAR on the SEC website at www.sec.gov.  When available, a copy of the prospectus supplement and accompanying base prospectus relating to this offering may also be obtained from the underwriters as follows:

Barclays

c/o Broadridge Financial Solutions

1155 Long Island Avenue, Edgewood, NY 11717

Email: barclaysprospectus@broadridge.com

Telephone: (888) 603-5847

BofA Merrill Lynch

222 Broadway

New York, NY 10038

Attn: Prospectus Department

Email: dg.prospectus_requests@baml.com

Morgan Stanley

Attn:  Prospectus Dept.

180 Varick Street, 2nd Floor

New York, New York 10014

Email: prospectus@morganstanley.com

Telephone: (866) 718-1649

Wells Fargo Securities

Attn: Equity Syndicate Dept.

375 Park Avenue

New York, NY 10152

Phone: (800) 326-5897

Email: cmclientsupport@wellsfargo.com

Goldman, Sachs & Co.

Attention: Prospectus Department

200 West Street

New York, NY 10282

Phone: (866) 471-2526

Email: prospectus-ny@ny.email.gs.com

RBC Capital Markets

Attn: Equity Syndicate

3 World Financial Center

200 Vesey Street, 8th Floor

New York, NY 10281

Phone: (877) 822-4089

The common units are being offered and sold pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering may be made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Copano Energy, L.L.C.

Copano Energy, L.L.C. (NASDAQ: CPNO) is a midstream natural gas company with operations in Texas, Oklahoma and Wyoming.

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This press release includes “forward-looking statements,” as defined by the Securities and Exchange Commission.  Statements that address activities or events that Copano believes will or may occur in the future are forward-looking statements.  These statements include, but are not limited to, statements about the intended use of offering proceeds and other aspects of the common unit offering.  These statements are based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors management believes are reasonable.  Important factors that could cause actual results to differ materially from those in forward-looking statements include the following risks and uncertainties, many of which are beyond Copano’s control: the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to continue to obtain new sources of natural gas supply and retain its key customers; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production; producers’ ability to drill and successfully complete and attach new natural gas supplies and performance by such producers under their contracts with us; the NGL content of new gas supplies; Copano’s ability to access or construct new processing, fractionation and transportation capacity; the availability of downstream transportation and other facilities for natural gas and NGLs; mechanical failures and other operational risks affecting the performance of Copano’s processing plants and other facilities; higher construction costs or project delays due to inflation; limited availability of required resources, or the effects of environmental, legal or other uncertainties; general economic conditions; the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in Copano’s filings with the Securities and Exchange Commission. We do not undertake any duty to update any forward-looking statement except as provided by law.